AMENDMENT NO. 4
                               TO
                   ATLANTIC RICHFIELD COMPANY
             SUPPLEMENTARY EXECUTIVE RETIREMENT PLAN
                   __________________________

Pursuant  to  the  power  of  amendment  reserved  therein,   the
following  amendment  is  hereby made to the  Atlantic  Richfield
Company Supplementary Executive Retirement Plan (the "Plan") effective as of August 1, 1997.

Article IX, Section 6 of the Plan is amended to read as follows:

"Section 6.    Change of Control

6.1 During an Anticipatory Change of Control as defined in the Supplemental Executive Benefit Plans Trust Agreement between Atlantic Richfield Company and State Street Bank and Trust Company, as adopted on July 1, 1994 and amended from time-to-time thereafter, and incorporated herein by reference, notwithstanding any other provision to the contrary in this Plan, the following provisions shall apply:

     (a) No new participants or beneficiaries may commence participation in the Plan; and

     (b) No new elections of distribution options or any other participant elections may be made.

6.2 Upon the occurrence of a Change of Control as defined in the Supplemental Executive Benefit Plans Trust Agreement
between Atlantic Richfield Company and State Street Bank and Trust Company, as adopted on July 1, 1994 and amended from time-to-time thereafter, and incorporated herein by reference, notwithstanding any other provision to the contrary in this Plan, the following provisions shall apply:

      (a) The Plan shall be terminated with respect to all Participants who were employed on or after October 1, 1990 and who either are in receipt of an annuity or who are entitled to a benefit, a portion of which is attributable to the Supplemental Benefit calculated under Article II of the Plan.

      (b) Benefits of Participants described in Subparagraph (a) shall be treated as follows:

           (1) With respect to any Participant or Beneficiary in receipt of an annuity form of payment, such annuity shall be converted to an Actuarial Equivalent Lump Sum in accordance with actuarial factors established by the Independent Plan Administrator, with verification by an independent actuary.

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           (2)   With  respect to any Participant who is  not  in
receipt of an annuity and a portion of whose benefit is attributable to the Supplemental Benefit calculated under Article II of the Plan, the total accrued benefit under the Plan as of the date of the Change of Control shall be calculated by the
Independent   Plan   Administrator,  based   upon   records   and
information, including benefit calculations, provided by the Company prior to a Change of Control, and the Participant shall be entitled to such accrued benefit.

           (3) The Actuarial Equivalent Lump Sum value of the accrued benefit calculated under the preceding subparagraph shall also be calculated using the actuarial factors established under Subparagraph (1) above with respect to Participants:

                (i) Who were employed by the Company on the date of the Change of Control or were employed by the Company on or after October 1, 1990; and

                (ii)  Who have yet to commence a distribution.

       (c)    Participants  and  Beneficiaries  described   under
Subparagraph (a) shall be permitted to elect disposition  of  the
benefit,  in  accordance  with  procedures  established  by   the
Independent Plan Administrator, as follows:

           (1)   Single payment of the Actuarial Equivalent  Lump
Sum value calculated under Subparagraph (b) above in cash as soon as possible following the Change of Control; or

           (2) Transfer of benefit obligations from the Plan equaling the Actuarial Equivalent Lump Sum value calculated under Subparagraph (b) above to the Atlantic Richfield Executive Deferral Plan as soon as possible following the Change of Control, under which such benefit obligations shall be maintained as a new deferral account, payable in accordance with an election made pursuant to procedures established by the Independent Plan Administrator under the Atlantic Richfield Executive Deferral Plan.

       (d)   The Independent Plan Administrator appointed pursuant
to   the  Trust  Agreement  described  above  shall  assume  full responsibility of the Plan Administrator under Article VII of the
Plan,   subject  to  any  approvals,  concurrences  or  authority
reserved to the Advisory and Claims Committee established under the Trust Agreement described above."

     Executed this 5th day of November, 1998.

ATTEST:                            ATLANTIC RICHFIELD COMPANY


BY: /s/ Armineh Simonian           BY:  /s/ JOHN H. KELLY
    ---------------------             ------------------------
                                        John H. Kelly
                                        Senior Vice President
                                        Human Resources

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